                                                                   EXHIBIT 99(6)

                                POWER OF ATTORNEY

I, Eugene M. Trovato, Vice President, Chief Accounting Officer and Corporate Controller of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ Eugene M. Trovato
-------------------------------------
Eugene M. Trovato
Vice President, Chief Accounting Officer
and Corporate Controller

                                POWER OF ATTORNEY

I, Christopher J. Burns, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie
E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ Christopher J. Burns
-------------------------------------
Christopher J. Burns
Director

                                POWER OF ATTORNEY

I, Laura R. Estes, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ Laura R. Estes
-------------------------------------
Laura R. Estes
Director

                                POWER OF ATTORNEY

I, Timothy A. Holt, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ Timothy A. Holt
-------------------------------------
Timothy A. Holt
Director

                                POWER OF ATTORNEY

I, Gail P. Johnson, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 12th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ Gail P. Johnson
-------------------------------------
Gail P. Johnson
Director

                                POWER OF ATTORNEY

I, Daniel P. Kearney, Director and President (principal executive officer) of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan
E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ Daniel P. Kearney
-------------------------------------
Daniel P. Kearney
Director and President

                                POWER OF ATTORNEY

I, John Y. Kim, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ John Y. Kim
-------------------------------------
John Y. Kim
Director

                                POWER OF ATTORNEY

I, Shaun P. Mathews, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ Shaun P. Mathews
-------------------------------------
Shaun P. Mathews
Director

                                POWER OF ATTORNEY

I, Glen Salow, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ Glen Salow
-------------------------------------
Glen Salow
Director

                                POWER OF ATTORNEY

I, Creed R. Terry, Director of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

2-52448        33-75960       33-75996
2-52449        33-75962       33-75998
33-02339       33-75964       33-76000
33-34370       33-75966       33-76002
33-34583       33-75968       33-76004
33-42555       33-75970       33-76018
33-60477       33-75972       33-76024
33-61897       33-75974       33-76026
33-62473       33-75976       33-79118
33-62481       33-75978       33-79122
33-63611       33-75980       33-81216
33-63657       33-75982       33-87642
33-64277       33-75984       33-87932
33-64331       33-75986       33-88720
33-75248       33-75988       33-88722
33-75954       33-75990       33-88724
33-75956       33-75992       33-89858
33-75958       33-75994       33-91846

Registration Statements filed under the Investment Company Act of 1940:

811-2512       811-2513       811-4536       811-5906

hereby ratifying and confirming on this 8th day of February, 1996 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:



/s/ Creed R. Terry
-------------------------------------
Creed R. Terry
Director